Exhibit 10.60

                            SUBORDINATION AGREEMENT -
                           TRAVIS BOATS & MOTORS, INC.
                      INDEBTEDNESS TO BRUNSWICK CORPORATION

         WHEREAS, TRAVIS BOATS & MOTORS, INC. ("Borrower") is now indebted to the undersigned in the amount of $3,000,000 and may from time to time hereafter become indebted to the undersigned in further amounts; and

         WHEREAS, Borrower has requested, and may from time to time hereafter request, Deutsche Financial Services Corporation (hereinafter, together with its successors and assigns, called "Lender") to make or agree to make loans, advances or other financial accommodations to Borrower.

         NOW, THEREFORE, to induce Lender, from time to time, at its option, to make or agree to make loans, advances or other financial accommodations (including, without limitation, renewals, amendments, modifications or extensions of any loans or advances heretofore or hereafter made) to Borrower, and for other valuable consideration, receipt whereof is hereby acknowledged, the undersigned agrees as follows:

         1. All obligations of Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities". All Liabilities to Lender are hereinafter called "Senior Liabilities"; and all Liabilities to the undersigned arising pursuant to the Subordinated Note Purchase Agreement (the "Purchase Agreement") dated as of December 14, 2001 between the Borrower and the undersigned and the note issued pursuant thereto (the "Convertible Note") are hereinafter called "Junior Liabilities" (which term shall not include any Liabilities to the undersigned arising from any other arrangement or transaction, including without limitation, liabilities relating to purchase of products from the undersigned and its affiliates); it being expressly understood and agreed that the term "Senior Liabilities", as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 6 hereof, notwithstanding any provision or rule of law which might restrict the rights of Lender, as against Borrower or anyone else, to collect such interest. Copies of all instruments, agreements and documents representing the Junior Liabilities currently in existence are attached hereto as Schedule A (the "Subordinated Debt Documents"). The undersigned agrees that the Purchase Agreement and the Convertible Note shall not be amended or restated without the prior written consent of Lender.

         2. The undersigned acknowledges and agrees that (a) the maximum principal amount of the Senior Liabilities as of the date of this Agreement is $45,000,000.00 (the "Senior Liability Principal Amount"); and (b) the Senior Liabilities Principal Amount may increase from time to time on a temporary and/or seasonal basis, but shall not increase on a permanent basis without the prior written consent of the undersigned.

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         3. The undersigned  shall (a) promptly notify Lender of the creation of any Junior Liabilities and of the issuance of any promissory note or other instrument to evidence any such Junior Liabilities other than the Convertible
Note issued on the date hereof; and (b) upon Lender's request, cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of Borrower to be so evidenced.

         4. The undersigned hereby consents to the creation and existence of the Senior Liabilities and to the granting by Borrower to Lender of security interests and liens in and to any and all property (whether real or personal) of Borrower.

         5. Except as expressly allowed pursuant to this Agreement, or as Lender may hereafter otherwise expressly consent to in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the indefeasible payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of Borrower be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, that,
(a) until such time as Borrower shall have defaulted in the payment when due, whether by acceleration or otherwise, of any amount payable in respect to the Senior Liabilities and Lender has given Borrower written notice (which may be given electronically, via facsimile or written document) of such payment default or (b) until such time as Borrower shall have defaulted in the payment when due, whether by acceleration or otherwise, of any amount payable in respect to any lender (other than Lender) to which the undersigned has subordinated the Junior Liabilities under a separate Subordination Agreement - Travis Boats & Motors, Inc. Indebtedness to Brunswick Corporation executed by the undersigned as of the date hereof and such other lender has given Borrower written notice (which may be given electronically, via facsimile or written document) of such payment default or (c) subject to the provisions of paragraph 6 of this Agreement, until such time as any lender (other than Lender) to which the undersigned has subordinated the Junior Liabilities under a separate Subordination Agreement - Travis Boats & Motors, Inc. Indebtedness to Brunswick Corporation executed by the undersigned as of the date hereof has given Borrower written notice (which may be given electronically, via facsimile or written document) that any default or event of default relating to any violation or default with respect to or of any financial covenant or ratio has occurred, or will occur with the passing of time, the giving of notice, or both; or (d) subject to the provisions of paragraph 6 of this Agreement, until such time as any lender (other than Lender) to which the undersigned has subordinated the Junior Liabilities under a separate Subordination Agreement - Travis Boats & Motors, Inc. Indebtedness to Brunswick Corporation executed by the undersigned as of the date hereof has given Borrower written notice (which may be given electronically, via facsimile or written document) that any other default or event of default not described in clauses (a), (b), (c), (e) or (f) of this paragraph 5 has occurred, or will occur with the passing of time, the giving of notice, or both; or (e) until such time as Borrower or any other borrower under that certain Loan and Security Agreement dated January 31, 2000, as amended from time to time, by and among the entities set forth on acknowledgement attached hereto and Lender (said loan and security agreement, as amended and/or restated from time to time shall be referred to as the "Loan Agreement") or any guarantor of any or all of the

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Senior  Liabilities shall become insolvent or generally fail to pay, or admit in writing its inability to pay, such person's or entity's debts as they become due, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against Borrower, any other borrower under the Loan Agreement or any guarantor of any or all of the Senior Liabilities or any Borrower, any other borrower under the Loan Agreement or any guarantor of any or all of the Senior Liabilities makes an assignment for the benefit of creditors; or (f) subject to the provisions of paragraph 6 of this Agreement, until such time as Lender has given Borrower written notice (which may be given electronically, via facsimile or written document) that any "Default" (as defined in the Loan Agreement) relating to any violation or default with respect to or of any financial covenant or ratio has occurred, or will occur with the passing of time, the giving of notice, or both; or (g) subject to the provisions of paragraph 6 of this Agreement, until such time as Lender has given Borrower written notice (which may be given electronically, via facsimile or written document) that any other "Default" (as defined in the Loan Agreement) not described in clauses (a),
(b), (c), (e) or (f) of this paragraph 5 has occurred, or will occur with the passing of time, the giving of notice, or both (any such events described in clauses (a) through (g) in this paragraph 5 which has not been cured or waived shall be referred to as a "Continuing Default"), Borrower may continue to make payments of interest during the term of the Junior Liabilities in existence as of the date of this Agreement and principal at maturity pursuant to the terms of the Junior Liabilities in existence as of the date of this Agreement. In addition and notwithstanding any other provision of this Agreement, if

                  (i) both any event described under clauses (d) and/or (g) of this paragraph 5 has occurred and Lender has not accelerated any or all of the Senior Liabilities, after the passage of 30 days following the latest date of the written notice referred to such clauses, Borrower may resume making payments of interest during the term of the Junior Liabilities in existence at the date of this Agreement or

                  (ii) both any event described under clauses (c) and/or (f) of this paragraph 5 has occurred and Lender has not accelerated any or all of the Senior Liabilities, after the passage of 90 days following the latest date of the written notice referred to such clauses, Borrower may resume making payments of interest during the term of the Junior Liabilities in existence at the date of this Agreement or

                  (iii) any Continuing Default has occurred, the undersigned may, in its sole discretion, set off any rebates due by the undersigned to Borrower (but excluding specifically any amounts due and owing by the undersigned to Borrower and/or Lender relating to returns of any goods to the undersigned) against any Junior Liabilities in existence at the date of this Agreement that have accrued, are due and owing and have not been paid; or

                  (iv)     any event  described in clauses (a),  (b),  (c), (d),
                           (f) and/or (g) of this paragraph 5 has been subsequently cured by Borrower and/or any other person or entity or waived by Lender and no other event under clauses (a) through (g) have occurred that in the case of clauses (a), (b), (c), (d), (f) and/or (g) have not been cured by Borrower and/or any other person or entity or waived by Lender, Borrower may resume making payments of interest during the

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                           term of the Junior  Liabilities  in  existence at the
                           date of this Agreement and principal at maturity pursuant to the terms of the Junior Liabilities in existence as of the date of this Agreement.

Until the Senior Liabilities have been indefeasibly paid in full, the undersigned agrees that any security interests and liens the undersigned now has or hereafter may have in any or all of the property (whether real or personal) of Borrower is and shall be subordinate to Lender's security interests and liens in such property but only to the extent such security interests or liens arise pursuant to the Purchase Agreement or are in any way related to the Junior Liabilities (including, but not limited to, any judgment liens and liens arising by operation of law). Without limitation of the foregoing, the undersigned acknowledges and agrees that the subordination of lien set forth in this paragraph 5 applies notwithstanding any right of the undersigned to effect any collection or enforcement of any of the Junior Liabilities as allowed under paragraph 10 of this Agreement.

         6. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to Borrower or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshaling of Borrower's assets and liabilities, or any sale of all or substantially all of Borrower's assets, or otherwise), the Senior Liabilities shall first be paid in full before the undersigned shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, pledged or assigned pursuant to this Agreement shall be made directly to Lender; (b) the undersigned shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to Lender; and (c) the undersigned hereby irrevocably agrees that Lender may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and give receipt for any and all such payments or distributions, and file, prove and vote or consent in any such proceedings with respect to, any and all claims of that undersigned relating to the Junior Liabilities.

         7. In the event that the undersigned receives any payment or other distribution of any kind or character from Borrower or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for Lender and promptly turned over by the undersigned to Lender. It is expressly understood and agreed that any interest or principal payment with respect to the Junior Liabilities which was properly made in accordance with the terms of this Agreement at the time of payment shall not be held in trust for Lender and shall not be turned over by the undersigned to Lender, notwithstanding any subsequent event including, without limitation, any subsequent event described in clauses (a) through (e) of paragraph 5 of this Agreement. Following the payment of all of the Senior Liabilities and termination of all of Lender's obligations to provide any financing to Borrower, including, but not limited to, under the Loan Agreement, the undersigned shall be subrogated to Lender with respect to the amounts paid to Lender pursuant to the immediately preceding sentence. The undersigned shall mark the undersigned's

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books and records,  and cause  Borrower to mark its books and records,  so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and shall cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The undersigned shall execute such further documents or instruments and take such further action as Lender may reasonably from time to time request to carry out the intent of this Agreement.

         8. All payments and distributions received by Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by Lender first to the payment of any and all expenses (including attorneys' fees and costs) paid or incurred by Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and Lender, be applied by Lender, in such order of application as Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; provided, however, as between Borrower and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by Lender in respect of the Junior Liabilities and so applied by Lender toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of Lender, if any, in respect of the Senior Liabilities only at such time as this Agreement shall have been discontinued and Lender shall have received payment of the full amount of the Senior Liabilities, as provided in paragraph 11 hereof.

         9. The undersigned hereby waives (a) notice of acceptance by Lender of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

         10. Without the Lender's consent, the undersigned may transfer or assign any or all Junior Liabilities to any party who agrees to simultaneously enter into a subordination agreement with the Lender substantially in the form of this Agreement, with such changes as are necessary to reflect such transfer or assignment. The undersigned shall not, without Lender's prior written consent, (a) cancel, waive, forgive, or attempt to enforce or collect, or subordinate to any Liabilities, other than the subordination pursuant to the Senior Liabilities under this Agreement and the "Senior Liabilities" under a separate Subordination Agreement - Travis Boats & Motors, Inc. Indebtedness to Brunswick Corporation executed by the undersigned as of the date hereof, any Junior Liabilities or any rights in respect thereof; provided, however, no consent of Lender is needed to enforce or collect with respect to a default arising from a breach of Section 8.10 of the Purchase Agreement or an event described in Section 10.1(i) of the Purchase Agreement; (b) take any collateral security for any Junior Liabilities; (c) convert any Junior Liabilities into stock of Borrower except as set forth in the Convertible Note; (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to Borrower; (e) declare a non-monetary default (howsoever defined, but excluding a default arising from a breach of
Section 8.10 of the Purchase Agreement or an event described in Section 10.1(i) of the Purchase Agreement) under any agreement, instrument or document representing any of the Junior Liabilities, including but not limited to the Subordinated Debt Documents; or (f) amend, modify, extend, renew, supplement, replace, substitute and/or restate the Subordinated Debt Documents; provided, however, that upon any default by Borrower on the payment of any of the interest on the Junior Liabilities in existence on the date of this Agreement, or upon the maturation of the principal amount of the Junior Liabilities in existence on the date of this Agreement, the undersigned may pursue enforcement and collection of the payment of such Junior Liabilities in existence on the date of this Agreement either (I) at any time (and without giving effect to any restrictions contained in the following clause (II) with respect to a breach of
Section 8.10 of the Purchase Agreement or an event described in Section 10.1(i) of the Purchase Agreement; or (II) provided no Continuing of Default has occurred or subsequently occurs prior to the point in time that the undersigned collects any portion of such Junior Liabilities (unless with respect to each specific Continuing Default referenced in paragraphs 5(i) and (ii) of this Agreement, (A) the 30 day period in paragraph 5(i) of this Agreement and (B) the 90 day period in paragraph 5(ii) of this Agreement have expired and Lender has not accelerated any or all of the Senior Liabilities), and further provided that the repayment of such Junior Liabilities would not cause an Default to occur, whether immediately or with the passing of time, the giving of notice, or both, pursuant to the provisions of the Loan Agreement. If a Continuing Default should occur prior to the point in time when the Junior Liabilities on the date of this Agreement have been paid in full (unless with respect to each specific Continuing Default referenced in paragraphs 5(i) and (ii) of this Agreement, (A) the 30 day period in paragraph 5(i) of this Agreement and (B) the 90 day period in paragraph 5(ii) of this Agreement have expired and Lender has not accelerated any or all of the Senior Liabilities), or if the repayment of such Junior Liabilities would cause an Default to occur, whether immediately or with the passing of time, the giving of notice, or both, pursuant to the provisions of the Loan Agreement, then the undersigned may not further enforce or collect on either principal or interest payments with respect to the Junior Liabilities until such time as Lender has been paid in full for all Senior Liabilities or such Continuing Default is cured by Borrower or waived in writing by Lender, or if such collection or enforcement is prohibited because repayment of the Junior Liabilities would cause a default under the terms of the Loan Agreement then the undersigned may not collect that portion of the Junior Liabilities that would cause an Default to occur, whether immediately or with the passing of time, the giving of notice, or both, pursuant to the provisions of the Loan Agreement. To the extent that the undersigned takes any permitted action pursuant to this paragraph 10, the undersigned shall give Lender written notice of such action contemporaneously with or prior to the taking of each such action.

         11. The undersigned represents and warrants to Lender that (a) the undersigned has all requisite power and authority to execute and deliver this Agreement to Lender; and (b) the undersigned is the sole owner of, and has not assigned, transferred or set over in whole or in part, any of the undersigned's right, title or interest and liens in any of Borrower's property (whether real or personal) securing the Junior Liabilities.

         12. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, that at any time or from time to time the Senior Liabilities shall have been paid down to zero in connection with any line of credit, floor plan or revolving indebtedness of any kind, unless Lender shall have cancelled the Senior Liabilities) until the first to occur of (i) the final and permanent payment in full of all Senior Liabilities, (ii) the payment in full of all Junior Liabilities, or (iii) the conversion of the Convertible Note, in each case

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including any and all, extensions, amendments,  modifications or renewals of any of such Senior Liabilities or Junior Liabilities); any and all interest accruing on any of the foregoing, and any and all expenses paid or incurred by Lender in endeavoring to collect or realize upon any of the foregoing or any security therefor), at which time this Agreement shall terminate.

         13. Lender may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and
(d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

         14. Lender may, from time to time, whether before or after any discontinuance of this Agreement, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Lender; provided, however, that, unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of Lender, as to those of the Senior Liabilities which Lender has not assigned or transferred; and provided further than any assignee or transferee must agree to the terms of this Agreement and the undersigned must be given notice of such transfer or assignment.

         15. Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of Borrower or the undersigned, or any noncompliance of Borrower or the undersigned with any agreement or obligation, regardless of any knowledge thereof which Lender may have or with which Lender may be charged; and no action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of the undersigned under this Agreement.

         16. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Lender except as expressly set forth in writing duly signed and delivered on behalf of Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of Borrower to Lender, notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the invalidity or

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unenforceability  of any such  obligation,  and no such claim or  defense  shall affect or impair the agreements and obligations of the undersigned hereunder.

         17. This Agreement shall be binding upon the undersigned and upon the undersigned's respective heirs, legal representatives, successors and assigns; and, to the extent that Borrower is a corporation, all references herein to Borrower shall be deemed to include any successor or successors, whether immediate or remote, to such corporation. If more than one party shall execute this Agreement, the term "undersigned" as used herein shall mean all parties executing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder.

         18. This Agreement shall be governed by and construed in accordance with the laws of Illinois applicable to contracts wholly executed and performed within the boundaries of that state. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All notices, demands, instructions and other communications required or permitted to be given to or made upon any person or entity relating to this Agreement shall be in writing personally delivered or sent by overnight courier or by facsimile machine, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent by facsimile machine or one (1) days after such notice is sent by overnight courier to the intended recipient thereof in accordance with the provisions of this paragraph. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this paragraph, notices, demands, instructions and other communications in writing shall be given to or made upon the respective signatories hereto at their respective addresses indicated for such signatories set forth below the signature lines of this Agreement.

         19. THE UNDERSIGNED ACKNOWLEDGES THAT THE LOAN AGREEMENT IS BEING SIGNED BY THE LENDER IN PARTIAL CONSIDERATION OF LENDER'S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS AGREEMENT, THE LOAN AGREEMENT AND ALL OF THE AGREEMENTS, DOCUMENTS AND INSTRUMENTS CONTEMPLATED OR REQUIRED BY THE LOAN AGREEMENT. THE UNDERSIGNED CONSENTS TO JURISDICTION IN THE STATE OF MICHIGAN AND VENUE IN ANY STATE OR FEDERAL COURT IN OAKLAND COUNTY, MICHIGAN FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. THE UNDERSIGNED WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST LENDER IN ANY JURISDICTION EXCEPT THE AFORESAID COUNTY AND STATE. LENDER AND THE UNDERSIGNED HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER (A) THE UNDERSIGNED AGAINST LENDER OR (B) LENDER AGAINST THE UNDERSIGNED WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

         20. To the extent that any right granted to Lender is also granted to the Lender as defined in the other Subordination Agreement - Travis Boats & Motors, Inc. Indebtedness to Brunswick Corporation executed by the undersigned as of the date hereof, such right shall be deemed to be a joint right of both Lender and the lender under such other subordination agreement.

         21. This Subordination Agreement may only be amended by a written instrument signed by the Borrower, the undersigned and the Lender.

         22. The Lender shall not impose any restrictions on the payment of the Junior Liabilities other than as set forth in this Subordination Agreement.

         IN WITNESS WHEREOF, this Agreement has been made and delivered as of December 14, 2001.

                                           BRUNSWICK CORPORATION



                                           By:
                                              ---------------------------------
                                           Its:
                                               --------------------------------

                                           Address:----------------------------

                                           Phone: (____)_______________________
                                           Fax: (____)_________________________

                                 ACKNOWLEDGMENT

         Borrower hereby acknowledges receipt of a copy of the foregoing Agreement, waives notice of acceptance thereof by Lender, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of the foregoing Agreement, then, at Lender's election, any and all obligations of Borrower to Lender shall immediately become due and payable and any and all agreements of Lender to make loans, advances or other financial accommodations to Borrower shall immediately terminate, notwithstanding any provisions thereof to the contrary. Borrower acknowledges and agrees that any notice or cure periods described in the foregoing Agreement are for the sole benefit of Brunswick Corporation and not for the benefit of Borrower, any other borrower under the Loan Agreement or any guarantor of any or all of the Senior Liabilities.

Dated: December 14, 2001

                                       TRAVIS BOATS & MOTORS, INC.

                                       By:
                                          --------------------------------
                                       Title:-----------------------------

                                       Address:---------------------------


                                       Phone:     (____)_________________
                                       Fax:       (____)_________________


ACCEPTED in Oakland County, Michigan
as of the date set forth above.

DEUTSCHE FINANCIAL SERVICES CORPORATION


By:___________________________

Title:_________________________

5480 Corporate Drive
Suite 300
Troy, Michigan 48098
Attention: Dave Austin
Tel.: (248) 267-7900
Fax: (248) 267-5843